Exhibit 10.12

                    FIFTH AMENDMENT TO STOCK PLEDGE AGREEMENT

         This Fifth Amendment Agreement (this "Amendment") to that certain Stock Pledge Agreement (as amended, the "Stock Pledge Agreement") entered into as of April 18, 2000 by and among Balanced Care Corporation, a Delaware corporation ("BCC"), the other parties identified as Pledgors on the signature pages hereto, all of which are Delaware corporations and are wholly-owned subsidiaries of BCC (collectively referred to herein as "Subsidiaries", and together with BCC, collectively the "Pledgor"), the parties identified as Companies on the signature pages hereto, all of which are Delaware corporations (individually, a "Company" and collectively, the "Companies"), FRR Investments Limited, a Cayman Islands corporation ("FRR"), and IPC Advisors S.A.R.L., a Luxembourg corporation ("IPC"), is entered into as of this 7th day of March, 2001 by and among the Pledgor, the Companies, FRR, IPC, HR Investments Limited, a Cayman Islands corporation ("HR"), RH Investments Limited, a Cayman Islands corporation ("RH") and VXM Investments Limited, a Cayman Islands corporation ("VXM") (FRR, IPC, HR, RH and VXM are collectively referred to as the "Secured Party").

         WITNESSETH:

         WHEREAS BCC is issuing a Promissory Note (the "Promissory Note") dated March 7, 2001 in favor of VXM in the original principal amount of $850,000, evidencing a loan (the "Loan") to BCC by VXM in the original principal amount of $850,000, the proceeds of which have been advanced to BCC;

         AND WHEREAS Pledgor, being all of the shareholders of the Companies, has received a direct benefit from the consummation of the transactions evidenced by the Promissory Note;

         NOW THEREFORE, the parties hereby agree as follows:

1.       INCORPORATION OF RECITALS; DEFINITIONS.

         The recitals set forth above are incorporated herein by reference and are made a part hereof to the same extent as if such recitals were set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stock Pledge Agreement.

2.       EQUITY PLEDGE.

         (a) Section 1 of the Stock Pledge Agreement is hereby amended and restated in its entirety as follows:

                  "1. (i) Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto Secured Party, its successors and assigns, all of Pledgor's right, title and interest in and to all Equity Interests owned by Pledgor with respect to the Companies listed on Schedule 2A attached hereto and incorporated herein (collectively, the "Approved Pledged Interests"), and delivers to FRR, as agent for itself, IPC, HR Investments Limited ("HR"), RH Investments Limited ("RH") and VXM Investments Limited ("VXM"), the certificates representing or evidencing the Approved Pledged Interests on the date hereof, which certificates are listed on Schedule 3A attached hereto and incorporated herein (collectively, the "Approved Certificates"), with equity powers attached duly endorsed in blank by each Pledgor, receipt of which is acknowledged by FRR, as agent for itself, IPC, HR, RH and VXM. The Approved Pledged Interests shall be security for Pledgor's complete payment and performance of: (a) Pledgor's obligations under that certain promissory note dated March 7, 2001 in favor of VXM in the original principal amount of $850,000, (b) Pledgor's obligations under that certain promissory note dated February 9, 2001 in favor of VXM in the original principal amount of $750,000, (c) Pledgor's obligations under the promissory notes dated December 7, 2000 in favor of HR, RH and VXM in the original principal amounts of $500,000, $500,000 and $500,000, respectively; (d) Pledgor's obligations under the promissory notes dated November 6, 2000 in favor of HR, RH and VXM, in the original principal amounts of $2,166,666.67, $2,166,666.67 and $2,166,666.66, respectively, and the
                  Indemnification Agreement (clauses (a), (b), (c) and (d) collectively, "Loan Documents") and (e) all other past, present and future obligations of Pledgor to any Secured Party which the Secured Party makes subject to this Agreement in its sole discretion by notice in writing given by such Secured Party to Pledgor (clauses (a), (b), (c), (d) and (e) collectively, the "Secured Obligations").

                  (ii) Subject to the express condition on effectiveness set forth in Section (iii) below, Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto Secured Party, its successors and assigns, all of Pledgor's right, title and interest in and to all Equity Interests owned by Pledgor with respect to the Companies listed on Schedule 2B attached hereto and incorporated herein (collectively, the "Non-Approved Pledged Interests"), and delivers to FRR, as agent for itself, IPC, HR, RH and VXM the certificates representing or evidencing the Non-Approved Pledged Interests on the date hereof, which certificates are listed on Schedule 3B attached hereto and incorporated herein (collectively, the "Non-Approved Certificates"), with equity powers attached duly endorsed in blank by each Pledgor, receipt of which is acknowledged by FRR, as agent for itself, IPC, HR, RH and VXM. The Non-Approved Pledged Interests shall be security for Pledgor's complete payment and performance of the Secured Obligations. Hereinafter, the Approved Pledged Interests and the Non-Approved Pledged Interests shall be collectively referred to herein as the "Pledged Interests".

                  (iii) The Pledgor's pledge in Section (ii) above shall not become effective with respect to the Non-Approved Pledged Interests unless and until the Pledgor has obtained the written consent of Heller Healthcare Finance, Inc. ("Heller") to execute that certain Third Amendment to Stock Pledge Agreement dated as of January 5, 2001 (the "Third Amendment") executed by and among the Pledgor, the Companies and the Secured Party. On the date hereof, Heller has not given its consent to the Third Amendment.

                  (iv) Upon the payment and satisfaction in full of the Secured Obligations, this Agreement and the security interests granted hereby in the Pledged Interests shall be released (with FRR, as agent for itself, IPC, HR, RH and VXM returning all certificates evidencing Pledged Interests and the Secured Party taking such other action as Pledgor may reasonably request to release the security interests granted hereby).

3.       MISCELLANEOUS.

         (a) Except as expressly amended or modified by this Amendment, the terms and conditions of the Stock Pledge Agreement shall remain in full force and effect.

         (b) Each Pledgor hereby reaffirms and restates the representations and warranties set forth in the Stock Pledge Agreement, as amended by this Agreement, and all such representations and warranties shall be true and correct on the date hereof (unless expressly related to an earlier date) with the same force and effect as if made on such date. Each Pledgor represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Secured Party that on the date hereof:

                  i. It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                  ii. Except as already obtained, no consent of any other person (including, without limitation, shareholders or creditors of any Pledgor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                  iii. This Agreement has been duly executed and delivered on behalf of each Pledgor by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Pledgor enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  iv. The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality having jurisdiction over any Pledgor, any Company or any property owned by any Pledgor or any Company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Pledgor or any Company.

         (c) This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

         (d) This Amendment may be amended only by a writing signed by all of the parties hereto.

         (e) This Amendment and the construction and enforcement hereof shall be governed in all respects by the laws of the Commonwealth of Pennsylvania exclusive of its conflicts of laws principles.

         [This Portion of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, Pledgor, each Company and Secured Party have caused this Amendment to be duly executed and delivered under hand and seal, all as of the day and year first above written.

                                    PLEDGOR:

                                    BALANCED CARE CORPORATION


                                    By: /s/ Robin L. Barber
                                    Name: Robin L. Barber
                                    Title:  Senior Vice President and Legal
                                    Counsel

                                    BALANCED CARE REALTY I, INC.
                                    BALANCED CARE REALTY II, INC.
                                    BALANCED CARE REALTY III, INC.
                                    BALANCED CARE REALTY IV, INC.
                                    BALANCED CARE REALTY V, INC.
                                    BALANCED CARE REALTY VI, INC.
                                    BALANCED CARE REALTY VII, INC.
                                    BALANCED CARE REALTY VIII, INC.
                                    BALANCED CARE REALTY IX, INC.
                                    BALANCED CARE REALTY X, INC.
                                    BALANCED CARE REALTY XI, INC.
                                    BALANCED CARE REALTY XII, INC.
                                    BALANCED CARE REALTY XIII, INC.
                                    BALANCED CARE REALTY XIV, INC.
                                    BALANCED CARE REALTY XV, INC.
                                    BALANCED CARE REALTY XVI, INC.
                                    BALANCED CARE REALTY XVII, INC.
                                    BALANCED CARE REALTY XVIII, INC.
                                    BALANCED CARE REALTY XIX, INC.
                                    BALANCED CARE REALTY XX, INC.
                                    BALANCED CARE REALTY XXI, INC.
                                    BALANCED CARE REALTY XXII, INC.
                                    BALANCED CARE REALTY XXIII, INC.
                                    BALANCED CARE REALTY XXIV, INC.
                                    BALANCED CARE REALTY XXV, INC.

                                    By: /s/ Robin L. Barber
                                    Name: Robin L. Barber
                                    Title: Vice President and Secretary

                                    PLEDGOR:

                                    BALANCED CARE REALTY XXVI, INC.
                                    BALANCED CARE REALTY XXVII, INC.
                                    BALANCED CARE REALTY XXVIII, INC.
                                    BALANCED CARE REALTY XXIX, INC.
                                    BALANCED CARE REALTY XXX, INC.
                                    BALANCED CARE REALTY XXXI, INC.
                                    BALANCED CARE REALTY XXXII, INC.
                                    BALANCED CARE REALTY XXXIII, INC.
                                    BALANCED CARE REALTY XXXIV, INC.
                                    BALANCED CARE REALTY XXXV, INC.
                                    BALANCED CARE REALTY XXXVI, INC.
                                    BALANCED CARE REALTY XXXVII, INC.
                                    BALANCED CARE REALTY XXXVIII, INC.
                                    BALANCED CARE REALTY XXXIX, INC.
                                    BCC AT HARRISBURG, INC.
                                    BALANCED CARE AT TALLAHASSEE, INC.
                                    BALANCED CARE AT PENSACOLA, INC.
                                    BALANCED CARE AT HILLIARD, INC.
                                    BALANCED CARE AT AKRON, INC.
                                    BALANCED CARE AT YORK, INC.
                                    BALANCED CARE AT HAGERSTOWN, INC.
                                    BALANCED CARE AT BRISTOL, INC.
                                    BALANCED CARE AT JOHNSON CITY, INC.
                                    BALANCED CARE AT MURFREESBORO, INC.
                                    BALANCED CARE AT TEAY'S VALLEY, INC.


                                    By: /s/ Robin L. Barber
                                    Name: Robin L. Barber
                                    Title: Vice President and Secretary

                                    COMPANIES:

                                    BALANCED CARE REALTY AT ALTOONA, INC.
                                    BALANCED CARE REALTY AT BERWICK, INC.
                                    BALANCED CARE REALTY AT LEWISTOWN, INC.
                                    BALANCED CARE REALTY AT MANSFIELD, INC.
                                    BALANCED CARE REALTY AT MARTINSBURG, INC.
                                    BALANCED CARE REALTY AT MAUMELLE, INC.

                                    By:     /s/ Robin L. Barber
                                    Name: Robin L. Barber
                                    Title: Vice President and Secretary

                                    COMPANIES:

                                    BALANCED CARE REALTY AT MOUNTAIN HOME, INC.
                                    BALANCED CARE REALTY AT PECKVILLE, INC.
                                    BALANCED CARE REALTY AT READING, INC.
                                    BALANCED CARE REALTY AT SCRANTON, INC.
                                    BALANCED CARE REALTY AT SHERWOOD, INC.
                                    BALANCED CARE REALTY AT STATE COLLEGE, INC.
                                    BCC AT WEST VIEW, INC.
                                    BCC AT MID-VALLEY, INC.
                                    BCC AT OLD FORGE, INC.
                                    BCC AT BLOOMSBURG, INC.
                                    BCC AT KINGSTON I, INC.
                                    BCC AT KINGSTON II, INC.
                                    BCC AT BLAKELY, INC.
                                    EXTENDED CARE OPERATORS OF HARRISBURG,
                                    L.L.C.
                                    BCC AT HARRISBURG, INC.
                                    C & G HEALTHCARE AT TALLAHASEE, L.L.C.
                                    C & G HEALTHCARE AT PENSACOLA L.L.C.
                                    ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC
                                    ELDER CARE OPERATORS OF HILLIARD, LLC
                                    ELDER CARE OPERATORS OF AKRON, LLC
                                    ELDER CARE OPERATORS OF YORK, LLC
                                    C & G HEALTHCARE AND HAGERSTOWN L.L.C.
                                    ELDER CARE OPERATORS OF BRISTOL LLC
                                    C & G HEALTH CARE AT JOHNSON CITY, L.C.C.
                                    ELDER CARE OPERATORS OF MURFREESBORO LLC
                                    C & G HEALTHCARE AT TEAY'S VALLEY L.C.C.


                                    By:     /s/ Robin L. Barber
                                    Name: Robin L. Barber
                                    Title: Vice President and Secretary

                                    COMPANIES:

                                    BALANCED CARE AT TALLAHASSEE, INC.
                                    BALANCED CARE AT PENSACOLA, INC.
                                    BALANCED CARE AT LAKEMONT FARMS, INC.
                                    BALANCED CARE AT HILLIARD, INC.
                                    BALANCED CARE AT AKRON, INC.
                                    BALANCED CARE AT YORK, INC.
                                    BALANCED CARE AT HAGERSTOWN, INC.
                                    BALANCED CARE AT BRISTOL, INC.
                                    BALANCED CARE AT JOHNSON CITY, INC.
                                    BALANCED CARE AT MURFREESBORO, INC.
                                    BALANCED CARE AT TEAY'S VALLEY, INC.
                                    BCC AT DARLINGTON, INC.
                                    BALANCED CARE AT BUTLER, INC.
                                    BALANCED CARE AT EYERS GROVE, INC.
                                    BALANCED CARE AT NORTH RIDGE, INC.
                                    BALANCED CARE AT SARVER, INC.


                                    By: /s/ Robin L. Barber
                                    Name: Robin L. Barber
                                    Title: Vice President and Secretary

                                    SECURED PARTY:

                                    FRR INVESTMENTS LIMITED


                                    By:/s/J. B. Unsworth
                                    Name: J. B. Unsworth
                                    Title: Director

                                    IPC ADVISORS S.A.R.L.


                                    By:/s/ J. B. Unsworth
                                    Name: J. B. Unsworth
                                    Title: Manager

                                    SECURED PARTY:

                                    HR INVESTMENTS LIMITED
                                    RH INVESTMENTS LIMITED
                                    VXM INVESTMENTS LIMITED


                                    By:/s/ J. B. Unsworth
                                    Name: J. B. Unsworth
                                    Title: Director